UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 11, 2017

AGRITEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15673	20-8484256
(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Avenue, Suite 500 Miami, FL	33131
(Address of principal executive offices)	(Zip code)

(305) 721-2727
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes☐ No ☑

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On December 11, 2017, L&L CPAs, PA (“L&L”) resigned as the independent registered public accounting firm for the Company.  The resignation was accepted by the Board of Directors of the Company (the “Board”).

During the two most recent fiscal years and through the date of this report, there were no (1) disagreements with L&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused L&L to make reference in its reports on the Company’s financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of L&L on the financial statements of the Company, during the periods for the years ended December 31, 2016 and December 31, 2015, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated there is substantial doubt about the Company’s ability to continue as a going concern. The Company has requested that L&L furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter, dated December 18, 2017, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K.

On December 15, 2017, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of M&K CPAS, PLLC ("M&K"), the Company's new independent registered public accountants, which appointment M&K has accepted.

During the two most recent fiscal years and the interim period preceding the engagement of M&K, the Company has not consulted with M&K regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by M&K or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from L&L CPAs, PA, dated November 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRITEK HOLDINGS, INC.

Date: December 18, 2017	By:	/s/ B. Michael Friedman
B. Michael Friedman Chief Executive Officer